UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2024

Date of Report (Date of earliest event reported)

FINGERMOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On January 24, 2024, the Company issued a news release to announce that the Company’s Board of Directors has preliminarily approved a dividend in kind (the “Dividend”) of warrants (each, a “Dividend Warrant”) to purchase shares of the Company’s common stock (each, a “Common Share”) to holders of the Company’s common stock.

The terms of the Dividend Warrants, and the record and payment dates for the Dividend, will be fixed by further resolution of the Board of Directors. The Dividend Warrants are anticipated to be created and allotted pursuant to a warrant agreement to be entered into between FingerMotion and a suitably qualified institutional warrant agent. The Company intends to file a registration statement on Form S-3 with the United States Securities and Exchange Commission (the “SEC”) for the purpose of registering the Dividend Warrants and the underlying Common Shares under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and to apply to The Nasdaq Stock Market LLC for the listing of the Dividend Warrants and the underlying Common Shares on the Nasdaq Capital Market. The declaration of the Dividend is expected to take place after the SEC completes its review process, subject to market and other conditions.

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the U.S. Securities Act. This announcement is being issued in accordance with Rule 135 under the U.S. Securities Act.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated January 24, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: January 24, 2024	By:	/s/ Martin J. Shen
Martin J. Shen
CEO